UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 25, 2006

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

        Indiana                          0-12422                35-1562245
State or Other Jurisdiction of      Commission File No.       I.R.S. Employer
Incorporation or Organization                              Identification Number



                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)
     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     On May 25, 2006, MainSource Financial Group, Inc. issued a press release announcing the consummation, effective May 24, 2006 at 11:59 p.m., of the acquisition of HFS Bank, F.S.B. by MainSource Bank - Hobart, a wholly owned subsidiary of MainSource Financial Group, Inc. With total assets of approximately $236 million, HFS Bank operates 6 offices in Porter and Lake Counties, Indiana. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being furnished pursuant to this
     Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

    (c) The following exhibit is furnished with this report:

         Exhibit No.       Description

         99.1 MainSource Financial Group, Inc.'s press release dated May 25, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MAINSOURCE FINANCIAL GROUP, INC.

Date:    May 25, 2006               By:  /s/ James L. Saner, Sr.
                                         ---------------------------------------
                                         James L. Saner, Sr.
                                         President and Chief Executive Officer